Exhibit 10.69

EXECUTION COPY

AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 13, 2019, is entered into by and among LML 2018 WAREHOUSE SPV, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, the Group Agents party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as paying agent (the “Paying Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Loan and Security Agreement, dated as of December 27, 2018 (the “Loan Agreement”) among the Borrower, Tesla Finance LLC, a Delaware limited liability company (“TFL”), the Lenders party thereto, the Group Agents party thereto, the Administrative Agent and the Paying Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Excess Concentration Amount” to read as follows:

“‘Excess Concentration Amount’ shall mean, with respect to all Warehouse SUBI Leases that are Eligible Leases on such date, the sum of, without duplication, the amounts (if any) by which:

(i)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases with Lease Maturity Dates occurring more than 48 months from the date of origination of such Leases exceeds the 48+ Month Limit;

(ii)if such date is on or after June 30, 2020, the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases scheduled to reach their Lease Maturity Date in any one (1) month exceeds the Single Month Maturity Limit;

(iii)if such date is on or after June 30, 2020, the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases scheduled to reach their Lease Maturity Date in any 6 consecutive months exceeds the Six Month Maturity Limit;

(iv)if such date is on or after the 90th day after the Closing Date, the amount by which the aggregate Base Residual Value of all Warehouse SUBI Leases that are Eligible Leases exceeds the Base RV Limit;

(v)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases that cause the weighted average FICO Score of all Lessees (or, if a Lessee is an entity, the natural person who is the co-lessee or guarantor under the applicable Lease and an owner of such Lessee) of all Warehouse SUBI Leases that are Eligible Leases to be less than the WA FICO Limit; in determining which Warehouse SUBI Lease causes such weighted average FICO Score to be less than the WA FICO Limit, the Warehouse SUBI Lease or Warehouse SUBI Leases most recently originated or purchased by the Trust shall be treated as causing such breach;

(vi)the aggregate Securitization Value of all Warehouse SUBI Leases that are Eligible Leases with respect to which the FICO Score of the related Lessee (or, if a Lessee is an entity, the natural person who is the co-lessee or guarantor under the applicable Lease and an owner of such Lessee) of such Eligible Leases is 600 or greater but less than the Minimum FICO Limit Score exceeds the Minimum FICO Limit;

(vii) the aggregate Securitization Value of all Warehouse SUBI Leases originated in any state (other than California) that are Eligible Leases exceeds the Single State (Non-CA) Limit;

(viii)the aggregate Securitization Value of all Warehouse SUBI Leases originated in the State of California that are Eligible Leases exceeds the Single State (CA) Limit;

(ix)the aggregate Securitization Value of all Warehouse SUBI Leases that are Extended Leases exceeds the Extended Lease Limit;

(x)the aggregate Securitization Value of Warehouse SUBI Leases with Lessees with no FICO score exceeds the No FICO Score Limit;

(xi)the aggregate Securitization Value of Warehouse SUBI Leases with Lessees with less than a 600 FICO score exceeds the Sub 600 FICO Score Limit; and

(xii)the aggregate Securitization Value of Warehouse SUBI Leases that are Commercial Leases exceed the Commercial Lease Limit.”

2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment;

(b)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

(c)the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

4.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out-of-pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent, the Group Agents and the Lenders) incurred by the Administrative Agent, the Paying Agent, each Group Agent and each Lender in connection with the preparation, review, execution and enforcement of this Amendment.

6.Direction to Paying Agent to Execute this Amendment.  By execution of this Amendment, the Administrative Agent and the Lenders hereby direct the Paying Agent to execute this Amendment.

7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.Incorporation by Reference.  Section 12.13 (No Petition) of the Loan Agreement is hereby incorporated by reference herein, mutatis mutandis.  This Section 11 shall be continuing and shall survive any termination of the Loan Agreement.

10.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

LML 2018 WAREHOUSE SPV, LLC, as Borrower

By:	/s/ Jeff Munson
Name:	Jeff Munson
Title:	President

Signature Page to Amendment No. 2 to Loan and Security Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Paying Agent

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ William Schwerdtman
Name:	William Schwerdtman
Title:	Associate

Signature Page to Amendment No. 2 to Loan and Security Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, as a Group Agent and as a Committed Lender

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Managing Director

Signature Page to Amendment No. 2 to Loan and Security Agreement

CITIBANK, N.A., as a Group Agent and as a Committed Lender

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CAFCO LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CHARTA LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CIESCO LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement

CRC FUNDING LLC, as a Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Vice President

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Authorized Signatory

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Authorized Signatory

GIFS CAPITAL COMPANY LLC, as a Conduit Lender

By:	/s/ R. Scott Chisholm
Name:	R. Scott Chisholm
Title:	Authorized Signer

Signature Page to Amendment No. 2 to Loan and Security Agreement

BARCLAYS BANK PLC, as a Group Agent

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC, as a Conduit Lender

By:	Barclays Bank PLC, as attorney-in-fact

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

Signature Page to Amendment No. 2 to Loan and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Group Agent and a Committed Lender

By:	/s/ Austin Vanassa
Name:	Austin Vanassa
Title:	Managing Director

Signature Page to Amendment No. 2 to Loan and Security Agreement